                                                                                                EXHIBIT 10.2

TERM NOTE

$1,000,000.00                                                          March 30, 2007

FOR VALUE RECEIVED, NEW WORLD BRANDS, INC., a Delaware corporation, (“Maker”), hereby unconditionally promises to pay to the order of P&S SPIRIT, LLC, a Nevada limited liability company, (“Payee”), at the offices of Payee at 2700 Lighthouse Point East, Suite 626, Baltimore, MD 21224, or at such other place as Payee or any holder hereof may from time to time designate, the principal sum of One Million Dollars ($1,000,000.00) in lawful money of the United States of America and in immediately available funds on or before January 2, 2009 (the “Maturity Date”).

Notwithstanding anything to the contrary contained herein or in the Loan Agreement (hereinafter defined), unless earlier paid in accordance with the terms and conditions of this Note, the entire unpaid principal balance of this Note and all accrued but unpaid interest shall be due and payable on the Maturity Date. The principal balance of this Note may be paid in full at any time or in part from time to time, provided, however, that all payments of principal of this Note shall be accompanied by the payment of all accrued and unpaid interest under this Note. This Note does not evidence a revolving credit.

The unpaid principal balance of this Note shall bear interest at a floating rate equal to the Prime Rate plus two percent (2.00%) per annum. The “Prime Rate” is defined as the interest rate reported from time to time in the “Money Market Rates” section of The Wall Street Journal. Any change in the interest rate hereunder as a result of a change in the Prime Rate shall become effective on the date of said announcement. Maker agrees to pay consecutive monthly installments of interest only, commencing on May 1, 2007, and continuing on the same day of each succeeding month, with a final payment of all unpaid principal and accrued but unpaid interest, late charges, and other fees and charges being due and payable on the Maturity Date, unless paid earlier as provided below.

For purposes hereof, (a) the term “Event of Default” shall mean an Event of Default as such term is defined in the Loan Agreement, and (b) the term “Loan Agreement” shall mean the Term Loan and Security Agreement, dated of even date herewith, between Maker and Payee, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement.

This Note is issued pursuant to and is subject to the terms and provisions of the Loan Agreement to evidence the Term Loan by Payee to Maker. This Note is secured by the Collateral described in the Loan Agreement and all notes, guarantees, security agreements, and other agreements, documents, and instruments now or at any time hereafter executed and/or delivered by Maker or any other party in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, renewed, extended, restated, or replaced, being collectively referred to herein as the “Financing Agreements”), and is entitled to all of the benefits and rights thereof and of the other Financing Agreements. At the time any payment is due hereunder, at its option, Payee may charge the amount thereof to any account of Maker maintained by Payee.

If any payment of principal or interest is not made when due hereunder, or if any other Event of Default shall occur for any reason, or if the Loan Agreement shall be terminated or not renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, Payee may, at its option, declare any or all of Maker’s obligations, liabilities, and indebtedness owing to Payee under the Loan Agreement and the other Financing Agreements (the “Obligations”), including, without limitation, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof, together with all interest accrued thereon, shall forthwith become due and payable, together with interest accruing thereafter at the then applicable Interest Rate stated above until the indebtedness evidenced by this Note is paid in full, plus the costs and expenses of collection hereof, including, but not limited to, attorneys' fees and legal expenses.

Maker (i) waives diligence, demand, presentment, protest, and notice of any kind, (ii) agrees that it will not be necessary for Payee to first institute suit in order to enforce payment of this Note, and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender, or substitution of collateral security, or forbearance or other indulgence, without notice or consent. The pleading of any statute of limitations as a defense to any demand against Maker is expressly hereby waived by Maker. Upon any Event of Default or termination or nonrenewal of the Loan Agreement, Payee shall have the right, but not the obligation to setoff against this Note all money owed by Payee to Maker.

Payee shall not be required to resort to any Collateral for payment, but may proceed against Maker and any guarantors or endorsers hereof in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof.

The validity, interpretation, and enforcement of this Note and the other Financing Agreements and any dispute arising in connection herewith or therewith shall be governed by the internal laws of the State of Maryland (without giving effect to principles of conflicts of law).

MAKER IRREVOCABLY CONSENTS AND SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE OF MARYLAND AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MARYLAND AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN ARISING UNDER THIS NOTE OR ANY OF THE OTHER FINANCING AGREEMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF MAKER AND PAYEE IN RESPECT OF THIS NOTE OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER

ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, AND AGREES THAT ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN MAKER AND PAYEE OR THE CONDUCT OF SUCH PERSONS IN CONNECTION WITH THIS NOTE OR OTHERWISE SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE (EXCEPT THAT PAYEE SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST MAKER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THAT PAYEE DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE ITS RIGHTS AGAINST MAKER OR ITS PROPERTY).

Maker hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to it and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Payee's option, by service upon Maker in any other manner provided under the rules of any court of competent jurisdiction. Within thirty (30) days after such service, Maker shall appear in answer to such process, failing which Maker shall be deemed in default and judgment may be entered by Payee against Maker for the amount of the claim and other relief requested.

MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING UNDER THIS NOTE OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS AMONG MAKER AND PAYEE IN RESPECT OF THIS NOTE OR THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. MAKER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.

The execution and delivery of this Note has been authorized by the Board of Directors and by any necessary vote or consent of the stockholders of Maker. Maker hereby authorizes Payee to complete this Note in any particulars according to the terms of the loan evidenced hereby.

This Note shall be binding upon the successors and assigns of Maker and shall inure to the benefit of Payee and its successors, endorsees, and assigns. Whenever used herein, the term “Maker” shall be deemed to include its successors and assigns and the term “Payee” shall be deemed to include its successors, endorsees, and assigns. If any term or provision of this Note shall be held invalid, illegal, or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby. This Note evidences a loan made for business or commercial purposes.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY PAYEE CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD

PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY PAYEE TO BE ENFORCEABLE.

PRIOR TO SIGNING THIS NOTE, MAKER READ AND UNDERSTOOD ALL OF THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTERST RATE PROVISIONS. MAKER AGREES TO THE TERMS OF THE NOTE.

MAKER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

{Signatures on next page.}

WITNESS, the due execution of this Term Note, as a sealed instrument, the date and year first above written.

NEW WORLD BRANDS, INC.
a Delaware corporation

By: /s/ Noah Kamrat (L.S.)

Name: Noah Kamrat

Title: President

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